March 15, 1996



Dear Shareholders:

     You are cordially invited to attend our annual meeting of the shareholders of Highlands Bankshares, Inc. on Tuesday, April 9, 1996, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia.

     Enclosed in this mailing you will find formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for 1995 is also enclosed.

     We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope, even if you intend to attend the meeting. You may revoke your proxy at any time prior to its exercise.

                                   Sincerely,



                                   John G. VanMeter
                                   Chairman of the Board


Page 2
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

             To the Shareholders of Highlands Bankshares, Inc.


     The annual meeting of shareholders of Highlands Bankshares, Inc. will be held on Tuesday, April 9, 1996 at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, for the following purposes:

     1. Election of eight directors to serve until the next annual meeting of shareholders.

     2. Ratification of the appointment of S. B. Hoover and Company, L.L.P. as independent auditors for 1996.

     3. Transaction of other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 1, 1996 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

     To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                                   By Order of the Board of Directors



                                   Clarence E. Porter
                                   Corporate Secretary

March 15, 1996


Page 3
                         HIGHLANDS BANKSHARES, INC.
                                P.O. Box 929
                      Petersburg, West Virginia  26847

                              PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of Highlands Bankshares, Inc. (Highlands or the Company) to be held Tuesday, April 9, 1996 at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, and at any adjournments thereof (Annual Meeting). The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The principal executive offices of the Company are located at 3 North Main Street, Petersburg, West Virginia 26847. The approximate mailing date of the Proxy Statement and the accompanying proxy is March 15, 1996.

     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof.

     A 1995 Annual Report to shareholders, including current financial statements, is being mailed to the Company's shareholders concurrently with this Proxy Statement, but should not be considered proxy solicitation material.

     Interested shareholders may obtain, without charge, a copy of the Company's Form 10-KSB, as filed with the Securities and Exchange Commission, upon written request to Clarence E. Porter, Corporate Secretary, Highlands Bankshares, Inc., P.O. Box 929, Petersburg, West Virginia 26847.

                    OUTSTANDING SHARES AND VOTING RIGHTS

     Only shareholders of record at the close of business on March 1, 1996, will be entitled to vote at the Annual Meeting. As of such date, the Company had outstanding 514,066 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. Cumulative voting rights are available for the election of directors, as further described in this Proxy Statement.


Page 4
                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                           OWNERS AND MANAGEMENT


     As of March 1, 1996, William G. VanMeter, 32 North Main Street, Petersburg, West Virginia 26847, was the only individual who beneficially owned more than 5% of Common Stock. As of such date, Mr. VanMeter individually owned 34,200 shares of Common Stock, or 6.7% of all outstanding Common Stock. The following table sets forth the number and percentage of shares of Common Stock held as of March 1, 1996 by each of the Company's directors, and all of the Company's directors and officers as a group.

                                     Amount Beneficially       Percent of
        Name of Owner                       Owned                 Class

     Leslie A. Barr                         1,838  1                  *

     George B. Moomau                       7,740  2               1.5%

     Clarence E. Porter                       112  3                  *

     Harold B. Roby                        18,400  4               3.6%

     Courtney R. Tusing                       816                    *

     John G. VanMeter                      12,200  5               2.4%

     Jack H. Walters                        1,608  6                  *

     L. Keith Wolfe                         2,860  7                  *

     8 directors and all officers
     of Highlands as a group               45,574                 8.9%


     *  Denotes less than 1% of class



     1 Includes 940 shares owned directly and 898 shares owned jointly with his wife.

     2 Includes 3,100 shares owned directly, 4,440 shares owned jointly with his wife and 200 shares held by his wife over which he holds no voting or dispositive powers.

     3 Includes 100 shares owned directly and 12 shares held by his wife over which he holds no voting or dispositive powers.

     4 Includes 1,000 shares owned directly and 17,400 shares owned jointly with his wife.

     5 Includes 440 shares owned directly, 11,560 shares owned jointly with his wife, and 200 shares held by his wife over which he holds no voting or dispositive powers.

     6 Includes 1,508 shares owned directly and 50 shares held as co-guardian for each of his two minor children.

     7 Includes 2,610 shares owned directly, 100 shares held jointly with each of his two minor children, and 50 shares held by his wife over which he holds no voting or dispositive powers.


Page 5

PROPOSAL ONE               ELECTION OF DIRECTORS


      There are currently eight directors of the Board, all of whom have been recommended by the Board for election at the Annual Meeting. Seven of the eight current directors were elected by the shareholders of Highlands at its 1995 Annual Meeting of shareholders. On July 19, 1995, Director James E. Frye, Sr. died, after which the Board elected Courtney R. Tusing on August 14, 1995 to serve the remainder of Mr. Frye's term. The directors elected at the Annual Meeting shall serve until the next annual meeting of the Company's shareholders.

      In the election of directors, the Company's shareholders shall have as many votes as the number of shares they own, multiplied by the number of directors to be elected. When voting by proxy or in person at the Annual Meeting, shareholders may do one of the following:

      1. Shareholder may vote FOR all of the director nominees. If the shareholder wishes to withhold authority as to certain nominees, however, he may do so by writing the name of the person or persons for whom he does not want to vote in a space provided on the proxy.

      2. A shareholder may WITHHOLD AUTHORITY to vote for all of the director nominees, in which case none of the nominees receives any of the shareholder's vote.

      3. A shareholder may CUMULATE all of his votes for one director nominee or distribute them among as many nominees as he chooses. For example, the election of eight directors entitles a shareholder who owns 100 shares of stock to 800 votes. The shareholder may vote all 800 votes for one director, or may allocate his votes among two or more of the directors. Shareholders wishing to cumulate their vote on the enclosed proxy should direct that their votes be cumulated on behalf of the directors for whom they vote by writing the name of the director or directors in the space provided on the proxy and indicating the number of votes to be cast for each such director.

      It is the intention of the persons named as proxies in the accompanying form of proxy, unless instructed otherwise, to vote for the election of each of the nominees for directors set forth below. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe any of the nominees will be unable to serve if elected.

  The Board recommends for election each of the nominees set forth below.

                      INFORMATION CONCERNING NOMINEES

      The following information, including the principal occupation during the past five years, is given with respect to the nominees, all of whom are current directors, for election to the Board at the Annual Meeting.


Page 6
                                  Nominees


      Name and Position           Director     Principal Occupation During
      With the Company      Age     Since          the Last Five Years


     Leslie A. Barr         58      7/87      President and Chief Executive
     President                                Officer of Capon Valley Bank
                                              since August 1985

     George B. Moomau       75      5/85      Chairman of the Board of The
                                              Grant County Bank since
                                              October 1988; prior thereto,
                                              President of The Grant County
                                              Bank

     Clarence E. Porter     47      4/92      President and Chief Executive
     Secretary/Treasurer                      Officer of The Grant County
                                              Bank since August 1991; Vice
                                              President of The Grant County
                                              Bank from August 1988 until
                                              August 1991

     Harold B. Roby         73      5/85      Retired; former self-employed
                                              farmer

     Courtney R. Tusing     70      8/95      Retired; President and
                                              Chairman of the Board of
                                              First United National Bank &
                                              Trust and First United Corp.

     John G. VanMeter       58      5/85      Attorney at Law; Partner,
     Chairman of the Board                    VanMeter & VanMeter

     Jack H. Walters        48      7/87      Attorney at Law; Partner,
                                              Walters & Krauskopf

     L. Keith Wolfe         69      5/85      Owner of Petersburg Motor
                                              Company



                         Board Meetings and Compensation

     The Board met 12 times during 1995. All incumbent members of the Board attended at least 75% of the aggregate of the total number of meetings of the Board. For 1995, the Company had a Compensation Committee which consisted of Courtney R. Tusing, L. Keith Wolfe, John G. VanMeter and Jack H. Walters. The Company did not have a standing audit or nominating committee. Directors of the Company received $100.00 for attending Board meetings and $75.00 for attending Committee meetings.

     Loans made by The Grant County Bank and Capon Valley Bank to director nominees and their affiliates were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.


Page 7
                            SUMMARY COMPENSATION

     The Summary Compensation Table below sets forth the compensation of the Chief Executive Officer of The Grant County Bank and Capon Valley Bank, the Company's two wholly-owned bank subsidiaries, for the last three years.

                         Summary Compensation Table

                            Annual Compensation

                  Name and
             Principal Position               Year     Salary       Bonus

     Clarence E. Porter                       1995    $ 72,000    $
        President and Chief Executive         1994      67,000
        Officer of The Grant County Bank      1993      62,000

     Leslie A. Barr                           1995      66,600       6,050
        President and Chief Executive         1994      61,600       5,633
        Officer of Capon Valley Bank          1993      55,597       5,133



PROPOSAL TWO             APPOINTMENT OF INDEPENDENT
                             PUBLIC ACCOUNTANTS

     S. B. Hoover & Company, L.L.P. of Harrisonburg, Virginia, were auditors for 1995 and are being recommended to the Company's shareholders for appointment as auditors for 1996. A representative of S. B. Hoover & Company, L.L.P. is expected to attend the Annual Meeting with the opportunity to make a statement or to respond to appropriate questions from shareholders.


                           SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 1997 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, 3 North Main Street, Petersburg, West Virginia 26847, for inclusion in its Proxy Statement relating to the meeting by November 14, 1996.

                                   By Order of the Board of Directors



                                   Clarence E. Porter
                                   Corporate Secretary

March 15, 1996


Page 8
                                   PROXY
                         HIGHLANDS BANKSHARES, INC.
               Annual Meeting of Shareholders, April 9, 1996

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints George B. Moomau and Leslie A. Barr, or either of them, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held on April 9, 1996, and at any adjournment thereof, the shares of Highlands Bankshares, Inc. common stock held of record by the undersigned as of March 1, 1996.

     The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.

PROPOSAL ONE:  ELECTION OF DIRECTORS

   FOR all nominees listed below                 WITHHOLD AUTHORITY to vote
   (except as marked to the contrary below)   for all nominees listed below

Leslie A. Barr, George B. Moomau, Clarence E. Porter, Harold B. Roby, John
G. VanMeter, Jack H. Walters, L. Keith Wolfe and Courtney R. Tusing (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)



CUMULATE votes among the nominees
(INSTRUCTION: To cumulate your votes for any individual nominee(s) set forth below, write the name(s) of the nominee(s) in the space below and indicate the number of votes you want to cast for such person(s). The total number of votes cast among the nominee(s) should equal your number of shares multiplied by 8 as described in the Proxy Statement.)



PROPOSAL TWO:  APPOINTMENT OF S. B. HOOVER & COMPANY, L.L.P.
               AS INDEPENDENT PUBLIC ACCOUNTANTS

     FOR                          AGAINST                   ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy. If signing as a trustee, executor, etc., please so indicate.

                              Date Signed:


                                                Signature(s)